Exhibit 99.2
Supplemental Presentation Materials Third Quarter 2010 Financial Review and Analysis (preliminary, unaudited) October 27, 2010

2 October 27, 2010 Second Quarter 2010 Financial Review and Analysis Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; collection of receivables from customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings; changes in tax laws and regulations; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products and on the carrying value of its assets; (2) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; and (4) the impact of changes in tax laws and regulations throughout the world. For a more detailed discussion of these and other factors, see "Risk Factors" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in the Company's most recent Form 10-K, filed on March 1, 2010 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included with the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated October 27, 2010.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g. restructuring charges, asset impairments, legal settlements, certain effects of acquisitions and related integration costs, loss from debt extinguishment, loss from curtailment and settlement of pension obligations, gains or losses on sales of certain assets, etc.), from certain of the Company's GAAP financial measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP financial measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company adjusted the estimated GAAP tax rate to exclude the full year estimated tax rate effect of charges for goodwill and indefinite-lived intangible asset impairments, restructuring costs and asset impairment and lease cancellation charges, legal settlements, loss from debt extinguishment, and loss from curtailment and settlement of pension obligations, gain on sale of investment, as well as a discrete tax event in the Fourth Quarter of 2010 to determine its adjusted non-GAAP tax rate to derive non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for a discussion of limitations associated with the use of these non-GAAP financial measures.) This document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. 3 October 27, 2010 Second Quarter 2010 Financial Review and Analysis

Overview October 27, 2010 Third Quarter 2010 Financial Review and Analysis 4 Third Quarter 2010 Results Third consecutive quarter of strong top line growth driven by Pressure-sensitive Materials and Retail Information Services Operating margin declined as pricing actions lagged raw material inflation, partially offset by the benefits of higher volume and restructuring and productivity initiatives Fourth Quarter 2010 Outlook Continued strong top line growth Continued margin pressure from increasing raw material inflation and from Office and Consumer Products Additional price increases expected to narrow the inflation gap by year-end Well positioned for long-term profitable growth and increased returns Franchise businesses with leading positions in large markets Leadership in emerging markets Continued investment to drive growth and productivity

October 27, 2010 Third Quarter Summary Net sales grew 6% from prior year, or approx. 8% on an organic basis(1) Operating margin declined 80 basis points to 6.5% before restructuring charges and other items Interest expense unchanged vs. prior year Effective (GAAP) tax rate of approx. 17% Adjusted tax rate of approx. 25% Reported EPS of $0.60 Adjusted EPS of $0.62 (excludes $0.02 of restructuring charges and other items) YTD Free Cash Flow of $217 mil. 5 (1) Throughout this document, all references to organic sales change refer to results before the impact of foreign currency translation and an extra week in the first quarter of 2009. Third Quarter 2010 Financial Review and Analysis

Sales Trend Analysis October 27, 2010 Third Quarter 2010 Financial Review and Analysis 6 Reported Sales Change (10.2%) 0.7% 9.0% 15.4% 5.9% 3Q09 4Q09 1Q10 Organic Sales Change (5.9%) (0.6%) 7.3% 14.1% 8.3% Currency (4.3%) 4.5% 4.9% 1.3% (2.4%) Extra Week -- (3.2%) (3.2%) -- -- 2Q10 3Q10

7 Gross Profit Margin (total Company) 27.6% 28.1% 29.2% Operating Margin (non-GAAP(1)): Pressure-sensitive Materials 8.3% 9.9% 9.6% Retail Information Services 3.5% (2.1%) 8.8% Office and Consumer Products 11.4% 16.8% 15.9% Other specialty converting businesses 2.3% 4.5% 3.1% Total Company 6.5% 7.3% 9.0% (1) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. 3Q10 3Q09 2Q10 Margin Analysis Third Quarter 2010 Financial Review and Analysis October 27, 2010

Key Factors Impacting Margin Gross profit margin declined by 50 basis points vs. prior year to 27.6% as raw material inflation more than offset the benefits of increased volume, pricing actions, and productivity and restructuring initiatives Marketing, general and administrative (MG&A) expense ratio increased by 20 basis points compared to the prior year MG&A expense increased approx. $23 mil. compared to the prior year due to higher employee costs and increased growth and infrastructure investments, partially offset by currency translation and the benefit of restructuring initiatives October 27, 2010 8 Third Quarter 2010 Financial Review and Analysis

9 Third Quarter Segment Overview PRESSURE-SENSITIVE MATERIALS Reported sales of $897 mil., up 5% compared with prior year Organic sales growth of approx. 9% Roll Materials sales grew at high-single digit rate (organic basis), reflecting strength in all regions Graphics & Reflective sales grew at mid-single digit rate on an organic basis Excluding restructuring charges and other items, operating margin declined 160 basis points to 8.3% Operating margin declined year-on-year as continued raw material inflation, which outpaced pricing actions, and investments in growth more than offset the benefits from higher volume and productivity and restructuring initiatives Sequentially, operating margin declined 130 basis points as recently implemented price increases were insufficient to cover greater-than- expected raw material inflation; additional price increases are underway October 27, 2010 Third Quarter 2010 Financial Review and Analysis

10 Third Quarter Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $379 mil., up 17% compared with prior year Organic sales growth of approx. 18% 3Q comparison benefited from significant inventory destocking in the prior year, as well as improved retail apparel sales and new programs with key brands and retailers Operating margin before restructuring charges and other items increased by 560 basis points to 3.5% driven by increased volume and restructuring and productivity initiatives, partially offset by higher employee costs Sequential margin compression due to lower volume, reflecting the normal seasonal trend October 27, 2010 Third Quarter 2010 Financial Review and Analysis

11 OFFICE AND CONSUMER PRODUCTS Reported sales of $230 mil., down 5% compared with prior year Sales down approx. 5% on an organic basis Excluding restructuring charges and other items, operating margin declined to 11.4% due to increased investment in demand creation, consumer promotions, and innovation, as well as lower volume OTHER SPECIALTY CONVERTING BUSINESSES Sales of $136 mil., up 3% compared with prior year Sales up approx. 6% on an organic basis Excluding restructuring charges and other items, operating margin declined by 220 basis points as raw material inflation more than offset the benefits of increased volume and restructuring and productivity actions October 27, 2010 Third Quarter Segment Overview (continued) Third Quarter 2010 Financial Review and Analysis

AVERY DENNISON

Update to Contributing Factors to 2010 Financial Results

July Commentary

- Reported revenue growth of 7% to 8%
  - One less week in fiscal year
  - At current rates, currency translation represents ~1% headwind to reported sales growth, and ~$8 mil. negative impact to EBIT
- Estimated $70 mil. of incremental restructuring savings, net of transition costs
- Approx. $95 mil. of inflation in overall raw material costs, partially offset with benefit from global sourcing strategies, material cost productivity, and price increases
- Increased investment in new growth opportunities and infrastructure, including higher spend related to innovation/demand creation in OCP segment
- Interest expense of ~$75 mil.
- Tax rate at the high end of our previous range
- Restructuring charges of ~$15 to $20 mil.
- Capital expenditures (including IT) of $125 to $150 mil. *(D&A ~$250 mil.)*
- Pension contributions comparable to 2009 *(~$50 mil.)*
- Reduced cash requirements for restructuring

October Guidance Assumptions

- Reported revenue growth of ~9%
  - One less week in fiscal year
  - At current rates, negligible impact to reported sales growth and EBIT from currency translation
- Estimated $70 mil. of incremental restructuring savings, net of transition costs
- Approx. $105 mil. of inflation in overall raw material costs, partially offset with benefit from global sourcing strategies, material cost productivity, and price increases
- Increased investment in new growth opportunities and infrastructure, including higher spend related to innovation/demand creation in OCP segment
- Interest expense of ~$75 mil.
- Full-year adjusted tax rate of 11% to 13%
- Restructuring charges of ~$15 to $20 mil.
- Capital expenditures (including IT) of ~$125 mil. *(D&A ~$250 mil.)*
- Pension contributions of at least $50 mil.
- Reduced cash requirements for restructuring

12 | Third Quarter 2010 Financial Review and Analysis | October 27, 2010

2010 Earnings and Free Cash Flow Guidance 2010 Guidance Reported (GAAP) Earnings Per Share $2.93 - $3.03* Add Back: Estimated Restructuring, Asset Impairment, and Other Items ~ $0.17 Adjusted (non-GAAP) Earnings Per Share $3.10 - $3.20* Capital Expenditures & Investments in Software ~ $125 mil. Free Cash Flow (before dividends) $350 - $375 mil. October 27, 2010 13 Third Quarter 2010 Financial Review and Analysis *Includes ~$0.40 per share from a discrete tax planning event expected in 4Q10